                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Performance Perspective.....................   4
     Portfolio Management Review.................   5
     Portfolio of Investments....................   7
     Statement of Assets and Liabilities.........  12
     Statement of Operations.....................  13
     Statement of Changes in Net Assets..........  14
     Financial Highlights........................  15
     Notes to Financial Statements...............  18
     Report of Independent Accountants...........  23

    HAR ANR 2/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

January 24, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintain-ing a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, though the rate of growth slowed to-ward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is ex-pected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite di-rections, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  With a low inflation, low interest rate environment, corporate earnings re-mained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.
                                                          Continued on page two

ECONOMIC OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market--including municipal bonds--is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dom-inated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed dis-cussion of tax reform.
  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

CORPORATE NEWS
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have re-ceived the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm.The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.


Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
One-year total return based on NAV1..................   22.46%   21.46%   21.52%
One-year total return2...............................   15.40%   16.46%   20.52%
Five-year average annual total return2...............   10.60%      N/A      N/A

Ten-year average annual total return2................    9.68%      N/A      N/A

Life-of-Fund average annual total return2............    9.60%    9.13%    6.15%
Commencement Date.................................... 11/15/56 12/20/91 10/26/93

N/A = Not Applicable


/1/Assumes reinvestment of all distributions for the period and does not in-clude payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or con-tingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock In-dex and the Lipper Convertible Securities Fund Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they repre-sent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Harbor Fund vs. Standard & Poor's 500-Stock Index and the Lipper Convertible Securities Fund Index** (December 1985 through December 1995)


                             [GRAPH APPEARS HERE]

Fund's Total Return
   1 Year Avg. Annual = 15.40%
   5 Year Avg. Annual = 10.60%
  10 Year Avg. Annual =  9.68%
Inception Avg. Annual =  9.60%

                          VKAC           S&P          Lipper Convertible
Measurement Period        Harbor Fund    500 Index    Securities Fund Index
-------------------       -----------    ---------    ---------------------
Dec 1985                  $ 9,427        $10,000
Dec 1986                  $10,721        $11,862
Dec 1987                  $10,318        $12,476      $10,000
Dec 1988                  $12,047        $14,534      $11,259
Dec 1989                  $14,528        $19,125      $12,880
Dec 1990                  $14,349        $18,530      $12,321
Dec 1991                  $17,661        $24,151      $15,337
Dec 1992                  $19,362        $25,988      $17,549
Dec 1993                  $21,989        $28,596      $20,145
Dec 1994                  $20,575        $28,984      $19,420
Dec 1995                  $25,197        $39,837      $23,456

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (5.75% for A shares). While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.
*The Standard & Poor's 500-Stock Index represents general stock market perfor-mance and was initially selected as a benchmark for the Fund's performance; ad-ditionally the Lipper Convertible Securities Fund Index was selected to represent a more narrow-based comparison for the Fund.
**The Lipper Convertible Securities Fund Index was not in existence until Janu-ary 1, 1988.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND
We recently spoke with the management team of the Van Kampen American Capital Harbor Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes James Behrmann, portfolio manager, and Alan T. Sachtleben, executive vice president, equity investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

    THE STOCK AND BOND MARKETS ENJOYED STRONG RETURNS DURING 1995. WHAT FACTORS Q HAD THE MOST IMPACT ON THE FUND'S PERFORMANCE DURING THE PAST YEAR?

 A The stock market as a whole benefited from continued--although slower--eco-nomic growth that generated strong corporate profits without experiencing increased inflation. Convertible securities, in particular, benefited from de-clining interest rates and rising stock prices. The Fund's performance was boosted by our "bottom-up" stock picking philosophy, which emphasized selecting securities that should do well because of the underlying fundamentals of the issuer rather than specific economic conditions.

 Q  WHAT INDUSTRIES PERFORMED PARTICULARLY WELL LAST YEAR?
 A As interest rates fell, we moved more into the financial sector, which typ-ically benefits from a low interest rate environment. We also increased the
Fund's investment in stocks of energy and pharmaceutical companies. Toward the end of the year, as economic growth rates began to slow, we reduced the Fund's holdings of stocks in cyclical industries--those most affected by economic changes, like paper and chemicals. The Fund's diversification at the end of the year is illustrated by the chart below.

 [PIE CHART PORTFOLIO HOLDINGS BY SECTOR AS OF DECEMBER 31, 1995 APPEARS HERE]

                  Health Care                            6%
                  Consumer Services                     14%
                  Consumer Non-Durables                  5%
                  Technology                            11%
                  Raw Materials/Processing Industries    4%
                  Utilities                              8%
                  Finance                               16%
                  Consumer Distribution                  6%
                  Consumer Durables                      7%
                  Producer Manufacturing                 7%
                  Energy                                11%
                  Other                                  5%

     TELL US ABOUT SOME OF THE INDIVIDUAL SECURITIES IN THE PORTFOLIO THAT
 Q   PERFORMED ESPECIALLY WELL DURING 1995.

 A Some of the best-performing preferred securities were Service Corp. In-ternational, which operates funeral homes and related businesses around the world, and Citicorp, one of the world's largest banks. Among the convert-ible securities in the portfolio, several pharmaceutical issues performed well. These included Roche Holdings and Alza. Stocks owned by the Fund that did well in 1995 included: Philip Morris, the consumer products conglomerate; Exxon and Texaco, both leading oil companies; pharmaceutical giant Merck; Chase Manhattan, a major bank that merged with Chemical Bank; and, airplane manufacturer Boeing.

 Q   HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1995?

 A   Class A shares of the Fund achieved a total return at net asset value of
     22.46 percent/1/, including reinvestment of dividends totaling $0.7025 per share and capital gains distributions of $0.4175 per share. By comparison, the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that re-flects general stock market performance, achieved a total return of 37.45 per-cent for the period. The Lipper Convertible Securities Fund Index, which represents the average performance of the largest convertible securities funds, achieved a total return of 20.78 percent. Neither index reflects any commissions or fees that would be paid by an investor purchasing the securi-ties it represents. In addition, the S&P 500 is comprised solely of equity se-curities, while your Fund invests in stocks and convertible securities. While convertible securities funds have usually realized a lower total return than equities in a strong market, they also have usually realized a higher total return than equities in a weak market. (Please refer to the chart on page three for additional Fund performance results.)

 Q   WHAT IS THE OUTLOOK FOR STOCKS AND CONVERTIBLE SECURITIES?
 A The outlook is excellent, which is not to say that a correction could not occur in the near-term. However, some very positive forces are present:
moderate economic growth, low inflation and acceptable levels of interest rates. These should limit any decline to a modest one. Looking further into the future, these three conditions--aided by the Federal Reserve Board's deci-sion in December to lower short-term interest rates--should lead to increasing corporate profits which, in turn, should lead to higher prices for stocks and convertible securities.

/s/ Alan T. Sachtleben                 /s/ James Behrmann
Alan T. Sachtleben                     James Behrmann
Executive Vice President               Portfolio Manager
Equity Investments

                                            Please see footnotes on page three.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                             Coupon  Maturity Market Value
-------------------------------------------------------------------------------
          DOMESTIC CONVERTIBLE CORPORATE
          OBLIGATIONS 50.6%
          CONSUMER DISTRIBUTION 5.0%
 $  2,500 Baby Superstores, Inc................    4.875% 10/01/00 $  2,900,000
    2,200 Danka Business System, PLC...........    6.750  04/01/02    3,107,500
    4,500 Federated Department Stores, Inc.....    5.000  10/01/03    4,533,750
    4,250 Office Depot, Inc., LYON.............       **  11/01/08    2,433,125
    2,300 Pier 1 Imports, Inc..................    6.875  04/01/02    2,472,500
    4,250 Price Co.............................    6.750  03/01/01    4,303,125
    4,285 Staples, Inc.........................    4.500  10/01/00    4,285,000
                                                                   ------------
                                                                     24,035,000
                                                                   ------------
          CONSUMER DURABLES 4.2%
    3,825 Continental Homes Holding Corp.......    6.875  11/01/02    4,523,062
    5,100 Exide Corp...........................    2.900  12/15/05    3,659,250
    5,150 Gencorp, Inc.........................    8.000  08/01/02    5,227,250
    4,675 Pacific Dunlop.......................    6.750  07/02/97    4,675,000
    2,600 Zenith Electronics Corp..............    6.250  04/01/11    1,846,000
                                                                   ------------
                                                                     19,930,562
                                                                   ------------
          CONSUMER NON-DURABLES 1.8%
    4,900 American Brands, Inc.................    7.625  03/05/01    5,120,500
    2,850 Far East Textiles....................    4.000  10/07/06    3,249,000
                                                                   ------------
                                                                      8,369,500
                                                                   ------------
          CONSUMER SERVICES 9.4%
    7,800 ADT Operations, Inc., LYON...........       **  07/06/10    3,666,000
   17,000 Discovery Zone, Inc. LYON............       **  10/14/13    4,377,500
    4,465 American Media.......................       **  05/15/97    3,683,625
    4,038 Prime Hospitality Corp...............    7.000  04/15/02    4,179,330
    1,000 Scholastic Corp......................    5.000  08/15/05    1,165,000
    6,307 Time Warner, Inc.....................    8.750  01/10/15    6,536,043
   21,700 Time Warner, Inc., LYON..............       **  12/17/12    7,378,000
          Turner Broadcasting System, Inc.,
   15,150 LYON.................................       **  02/13/07    6,855,375
    2,000 UBS Finance..........................    2.000  12/15/00    1,990,000
    2,820 Wendy's International, Inc...........    7.000  04/01/06    4,829,250
                                                                   ------------
                                                                     44,660,123
                                                                   ------------
          ENERGY 4.7%
    4,750 Ashland Oil, Inc.....................    6.750  07/01/14    4,726,250
    6,850 Consolidated Natural Gas Co..........    7.250  12/15/15    7,098,312
    8,200 SFP Pipeline Holdings, Inc...........   11.163  08/15/10   10,545,581
                                                                   ------------
                                                                     22,370,143
                                                                   ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         FINANCE 6.4%
 $   760 American Travellers Corp..............    6.500% 10/01/05 $  1,048,800
   2,000 Central International.................   10.000  08/07/96      980,000
   4,250 Fifth Third Bancorp...................    4.250  01/15/98    4,940,625
   7,420 Henderson Capital International.......    4.500  10/27/96    7,605,500
      27 Merrill Lynch Mortgage, STRYPES.......    6.500  08/15/98    1,396,468
   3,200 Statesman Group, Inc..................    6.250  05/01/03    3,232,000
   1,460 Trenwick Group, Inc...................    6.000  12/15/99    1,715,500
         United Companies Financial Corp,
      80 PRIDES................................    6.750  07/01/00    4,053,276
   9,575 USF&G Corp............................       **  03/03/09    5,553,500
                                                                   ------------
                                                                     30,525,669
                                                                   ------------
         HEALTH CARE 3.0%
  11,750 Alza Corp., LYON......................       **  07/14/14    4,773,437
   2,500 Chiron Corp...........................    1.900  11/17/00    2,550,000
     860 Genzyme Corp..........................    6.750  10/01/01    1,044,900
   4,500 United Technologies Corp., PEN........       **  09/08/97    5,850,000
                                                                   ------------
                                                                     14,218,337
                                                                   ------------
         PRODUCER MANUFACTURING 4.8%
   4,438 Cooper Industries, Inc................    7.050  01/01/15    4,571,140
   5,000 Thermo Electron Corp..................    4.250  01/01/03    5,425,000
   3,150 Thermo Electron Corp..................    5.000  04/15/01    5,299,875
   1,000 US Filter Corp........................    6.000  09/15/05    1,150,000
   5,900 Valhi, Inc., LYON.....................       **  10/20/07    2,286,250
   4,617 WMX Technologies, Inc.................    2.000  01/24/05    3,970,620
                                                                   ------------
                                                                     22,702,885
                                                                   ------------
         RAW MATERIALS/PROCESSING
         INDUSTRIES 0.5%
   2,600 Sappi Limited.........................    7.500  08/01/02    2,444,000
                                                                   ------------
         TECHNOLOGY 6.2%
   3,825 Analog Devices, Inc...................    3.500  12/01/00    4,092,750
   2,260 C-Cube Microsystems...................    5.875  11/01/05    4,700,800
   3,500 First Financial Management............    5.000  12/15/99    5,656,875
      51 Salomon, Inc., ELKS...................    5.000  11/01/96    5,270,792
   2,500 Sanmina Corp..........................    5.500  08/15/02    2,737,500
   1,700 Telxon Corp...........................    5.750  01/01/03    1,810,500
   4,535 Unisys Corp...........................    8.250  08/01/00    4,036,150
   1,500 VLSI Technology, Inc..................    8.250  10/01/05    1,376,250
                                                                   ------------
                                                                     29,681,617
                                                                   ------------
         TRANSPORTATION 0.5%
   2,500 Delta Airlines, Inc...................    3.230% 06/15/03    2,400,000
                                                                   ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)     Description                             Coupon Maturity Market Value
-------------------------------------------------------------------------------
           UTILITIES 4.1%
    $3,435 LDDS Communications..................   5.000  08/15/03 $ 3,623,925
     7,375 Potomac Electric Power Co............   5.000  09/01/02   6,858,750
        43 Sprint Corp., DECKS..................   8.250  03/30/01   1,614,694
    21,000 U S Cellular Corp., LYON.............      **  06/15/15   7,350,000
                                                                   -----------
                                                                    19,447,369
                                                                   -----------
           TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS
           (Cost $225,997,500)...................................  240,785,205
                                                                   -----------
           FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS 6.7%
     2,600 Amer Group...........................   6.250  06/15/03   2,366,000
     3,000 HD Finance...........................   6.750  06/01/00   3,202,500
     3,500 Magna International, Inc.............   5.000  10/15/02   3,517,500
    14,750 Roche Holdings, Inc., LYON ..........      **  04/20/10   6,526,875
    10,200 Rogers Communications, LYON..........      **  05/20/13   3,697,500
     5,350 S. A. B. Finance Corp................   7.500  08/02/98   5,403,500
     1,500 Samsung Heavy Industry Limited.......   0.500  12/31/09   1,665,000
     1,410 Sandoz Limited.......................   2.000  10/06/02   1,332,450
     3,400 Swiss Re Finance Bermuda Ltd.........   2.000  07/06/00   4,029,000
                                                                   -----------
           TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS (Cost
           $29,218,095)..........................................   31,740,325
                                                                   -----------
 Number
 of Shares
 (000)
-----------
           DOMESTIC COMMON STOCK 18.9%
           CONSUMER DISTRIBUTION 0.5%
       100 Wal-Mart Stores, Inc..................................    2,237,500
                                                                   -----------
           CONSUMER DURABLES 1.9%
       160 Chrysler Corp.........................................    8,860,000
                                                                   -----------
           CONSUMER NON-DURABLES 2.0%
        50 Philip Morris Companies, Inc..........................    4,525,000
        69 Quaker Oats Co........................................    2,380,500
        40 Ralston Purina Group..................................    2,495,000
                                                                   -----------
                                                                     9,400,500
                                                                   -----------
           CONSUMER SERVICES 0.3%
        28 Disney (Walt) Co......................................    1,652,000
                                                                   -----------
           ENERGY 3.1%
        48 Amoco Corp............................................    3,439,722
        71 Enron Corp............................................    2,706,875
        55 Exxon Corp............................................    4,406,875
        55 Texaco, Inc...........................................    4,317,500
                                                                   -----------
                                                                    14,870,972
                                                                   -----------
           FINANCE 1.0%
        34 Aetna Life & Casualty Co..............................    2,354,500
        21 Cigna Corp............................................    2,168,250
                                                                   -----------
                                                                     4,522,750
                                                                   -----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                Market Value
--------------------------------------------------
           HEALTH CARE 1.3%
        96 Merck & Co, Inc........... $  6,312,000
                                      ------------
           PRODUCER
           MANUFACTURING 1.0%
           Rockwell International
        93 Corp......................    4,917,375
                                      ------------
           RAW MATERIALS/PROCESSING
           INDUSTRIES 0.9%
        29 Freeport-McMoran, Inc.....    1,061,604
           Freeport-McMoran Inc.,
       121 Copper and Gold, Class B..    3,397,697
                                      ------------
                                         4,459,301
                                      ------------
           TECHNOLOGY 3.2%
        50 Boeing Co.................    3,918,750
        25 Intel Corp................    1,390,375
           International Business
        54 Machines Corp.............    4,954,500
       *17 Microsoft Corp............    1,491,750
           National Semiconductor
      *155 Corp......................    3,453,222
                                      ------------
                                        15,208,597
                                      ------------
           TRANSPORTATION 0.4%
        25 Conrail, Inc..............    1,750,000
                                      ------------
           UTILITIES 3.3%
        45 AT&T Corp.................    2,913,750
        70 Bellsouth Corp............    3,045,000
       105 GTE Corp..................    4,620,000
       115 MCI Communications Corp...    3,004,375
       *60 WorldCom, Inc.............    2,115,000
                                      ------------
                                        15,698,125
                                      ------------
           TOTAL DOMESTIC COMMON
           STOCK (Cost $79,620,819)..   89,889,120
                                      ------------
           FOREIGN COMMON STOCK 1.5%
       133 National Power, ADR.......    1,225,625
       131 Powergen, PLC, ADR........    1,706,900
           Royal Dutch Petroleum
        32 Co., ADR..................    4,516,000
                                      ------------
           TOTAL FOREIGN COMMON
           STOCK (Cost $7,007,118)...    7,448,525
                                      ------------
           CONVERTIBLE PREFERRED
           STOCK 18.0%
           CONSUMER
           DISTRIBUTION 0.8%
           Alco Standard, $5.04,
        43 ACES......................    3,633,750
                                      ------------
           CONSUMER SERVICES 2.9%
           Bally Entertainment,
      *340 PRIDES, 8.000%............    4,632,500
           SCI Finance, NV, Llc,
       120 6.25%.....................    8,909,600
                                      ------------
                                        13,542,100
                                      ------------
           ENERGY 2.6%
           Columbia Gas System,
       *43 Inc., DECS, 5.220%........    1,864,688
           Enron Corp., ACES,
        47 6.250%....................    1,122,000
           Occidental Petroleum Co.,
        87 $7.75.....................    4,806,750
           Williams Companies,
        62 $3.50.....................    4,527,600
                                      ------------
                                        12,321,038
                                      ------------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                Market Value
-----------------------------------------------------------
           FINANCE 6.8%
       128 American General Corp.,
           MIPS, 6.000%.............. $  6,677,813
        35 Citicorp, $5.375..........    6,356,625
        96 Conseco, Inc., $3.25......    5,088,000
        35 Jefferson-Pilot Corp.,
           ACES, $7.25...............    2,559,375
        85 Sovereign Bancorp,
           $3.125....................    4,845,000
        35 St. Paul Companies, MIPS,
           6.000%....................    1,940,625
        40 SunAmerica, Series E,
           $3.10.....................    2,620,000
        63 Union Planters Corp.,
           $2.00.....................    2,496,375
                                      ------------
                                        32,583,813
                                      ------------
           PRODUCER
           MANUFACTURING 0.5%
        51 Corning Glass Works,
           MIPS, 6.00%...............    2,569,125
                                      ------------
           RAW MATERIALS/PROCESSING
           INDUSTRIES 2.7%
       275 Freeport-McMoRan, Inc.,
           Copper and Gold, $1.25....    7,493,750
        74 James River Corp, DECS,
           $1.55.....................    1,729,750
        63 Owens Corning, $3.25......    3,764,250
                                      ------------
                                        12,987,750
                                      ------------
           TECHNOLOGY 1.7%
        25 Ceridian Corp., $2.75.....    2,312,500
        81 General Motors Corp.,
           Series H, $3.25...........    5,933,250
                                      ------------
                                         8,245,750
                                      ------------
           TOTAL CONVERTIBLE
           PREFERRED STOCK (Cost
           $73,597,542)..............   85,883,326
                                      ------------
 Par
 Amount
 (000)
 ---------
           SHORT-TERM
           INVESTMENTS 6.1%
           COMMERCIAL PAPER 4.4%
           Associates Corp. of North
           America, 6.000%,
   $20,985 01/02/96..................   20,971,010
           UNITED STATES GOVERNMENT
           AGENCY 1.7%
           Federal National Mortgage
           Association, 5.678%,
     8,000 01/17/96..................    7,979,146
                                      ------------
           TOTAL SHORT-TERM
           INVESTMENTS (Cost
           $28,950,156)..............   28,950,156
                                      ------------
 TOTAL INVESTMENTS  (Cost
 $444,391,230) 101.8% ...............  484,696,657
 OTHER ASSETS AND LIABILITIES,
 NET (1.8%)..........................   (8,474,505)
                                      ------------
 NET ASSETS 100%..................... $476,222,152
                                      ------------

*Non income producing security
**Zero coupon bond
ACES--automatically convertible          MIPS--monthly income paying security
equity securities                        PEN--pharmaceutical exchange note
DECKS--debt exchangeable for common
      stock, traded in shares            PRIDES--preferred redeemable
                                                increased dividend equity
DECS--divided enhanced convertible              security, traded in shares
stock                                    STRYPES--structured yield product
                                         exchangeable for stock, traded in
ELKS--equity linked securities, trade    shares
in shares
LYON--liquid yield option note

                                       11      See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------
ASSETS

Investments, at market value (Cost $444,391,230)..................  $484,696,657
Cash..............................................................        15,152
Dividends and interest receivable.................................     4,077,033
Receivable for investments sold...................................     1,225,309
Receivable for Fund shares sold...................................       841,137
Other assets......................................................        35,078
                                                                    ------------
 Total Assets.....................................................   490,890,366
                                                                    ------------
LIABILITIES
Payable for investments purchased.................................    11,318,557
Dividends payable.................................................     1,803,176
Payable for Fund shares redeemed..................................       800,323
Due to Distributor................................................       277,870
Due to Adviser....................................................       212,522
Due to shareholder service agent..................................        82,000
Deferred Trustees' compensation...................................        57,760
Accrued expenses and liabilities..................................       116,006
                                                                    ------------
 Total Liabilities................................................    14,668,214
                                                                    ------------
Net assets, equivalent to $15.05 per share for Class A , $14.99 per share for Class B, and $15.07 per share for Class C shares...  $476,222,152
                                                                    ------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 26,217,588 Class A,
 5,207,479 Class B, and 243,491
 Class C shares outstanding.......................................  $    316,686
Capital surplus...................................................   428,211,661
Undistributed net realized gain on securities.....................     6,673,982
Net unrealized appreciation of securities.........................    40,305,427
Undistributed net investment income...............................       714,396
                                                                    ------------
NET ASSETS........................................................  $476,222,152
                                                                    ------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest...........................................................  $18,617,382
Dividends..........................................................    7,446,667
                                                                     -----------
 Investment income.................................................   26,064,049
                                                                     -----------
EXPENSES
Management fees....................................................    2,494,437
Shareholder service agent's fees and expenses......................      901,829
Accounting services................................................       91,039
Service fees--Class A..............................................      769,818
Distribution and service fees--Class B.............................      755,185
Distribution and service fees--Class C.............................       34,598
Trustees' fees and expenses........................................       23,059
Audit fees.........................................................       43,813
Custodian fees.....................................................        3,255
Legal fees.........................................................        8,162
Reports to shareholders............................................       80,732
Registration and filing fees.......................................       58,737
Miscellaneous......................................................       17,771
                                                                     -----------
 Total expenses....................................................    5,282,435
                                                                     -----------
NET INVESTMENT INCOME..............................................   20,781,614
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities....................................   21,378,933
Net unrealized appreciation of securities during the period........   51,124,986
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................   72,503,919
                                                                     -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $93,285,533
                                                                     -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                     Year Ended December 31
                                                    --------------------------
                                                            1995          1994
-------------------------------------------------------------------------------
NET ASSETS, beginning of period...................  $444,133,746  $493,332,696
                                                    ------------  ------------
OPERATIONS
 Net investment income............................    20,781,614    20,268,466
 Net realized gain on securities..................    21,378,933     3,548,005
 Net unrealized appreciation (depreciation) of se-
  curities during the period......................    51,124,986   (55,725,504)
                                                    ------------  ------------
 Increase (decrease) in net assets resulting from
  operations......................................    93,285,533   (31,909,033)
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
 Class A..........................................   (18,346,652)  (17,430,212)
 Class B..........................................    (3,002,348)   (2,534,008)
 Class C..........................................      (135,698)     (108,062)
                                                    ------------  ------------
                                                     (21,484,698)  (20,072,282)
                                                    ------------  ------------
 Net realized gain on securities
 Class A..........................................   (10,616,133)   (3,000,509)
 Class B..........................................    (2,113,555)     (527,033)
 Class C..........................................       (97,782)      (20,463)
                                                    ------------  ------------
                                                     (12,827,470)   (3,548,005)
                                                    ------------  ------------
 Excess of book-basis net realized gain on securi-
  ties (see Note 1F)
 Class A..........................................       --         (6,103,576)
 Class B..........................................       --         (1,072,081)
 Class C..........................................       --            (41,626)
                                                    ------------  ------------
                                                         --         (7,217,283)
                                                    ------------  ------------
 Total distributions..............................   (34,312,168)  (30,837,570)
                                                    ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A..........................................    32,538,812    74,987,593
 Class B..........................................     9,004,646    30,149,379
 Class C..........................................       893,158     3,699,355
                                                    ------------  ------------
                                                      42,436,616   108,836,327
                                                    ------------  ------------
 Proceeds from shares issued for distributions re-
  invested
 Class A..........................................    23,099,241    21,238,092
 Class B..........................................     4,226,608     3,463,734
 Class C..........................................       169,766       114,241
                                                    ------------  ------------
                                                      27,495,615    24,816,067
                                                    ------------  ------------
 Cost of shares redeemed
 Class A..........................................   (79,892,008) (105,939,736)
 Class B..........................................   (15,835,156)  (12,924,220)
 Class C..........................................    (1,090,026)   (1,240,785)
                                                    ------------  ------------
                                                     (96,817,190) (120,104,741)
                                                    ------------  ------------
 Increase (decrease) in net assets resulting from
 capital transactions.............................   (26,884,959)   13,547,653
                                                    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS.................    32,088,406   (49,198,950)
                                                    ------------  ------------
NET ASSETS, end of period (including undistributed
 net investment income of $714,396 and $947,668,
 respectively)....................................  $476,222,152  $444,133,746
                                                    ------------  ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                   Class A
                                     -----------------------------------------
                                            Year Ended December 31
                                     -----------------------------------------
                                       1995     1994     1993     1992    1991
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of peri-
 od................................. $13.24   $15.12   $14.95   $14.92  $12.93
                                     ------  -------   ------  -------  ------
INCOME FROM OPERATIONS
 Investment income..................    .83      .78      .85      .90    .955
 Expenses...........................   (.15)    (.15)    (.16)    (.15)   (.13)
                                     ------  -------   ------  -------  ------
Net investment income...............    .68      .63      .69      .75    .825
Net realized and unrealized gain
 (loss) on securities...............   2.25  (1.5625)   1.365    .6275   2.085
                                     ------  -------   ------  -------  ------
Total from investment operations....   2.93   (.9325)   2.055   1.3775    2.91
                                     ------  -------   ------  -------  ------
LESS DISTRIBUTIONS FROM
 Net investment income.............. (.7025)    (.62)    (.66)    (.84)   (.92)
 Net realized gain on securities.... (.4175)   (.108)  (1.225)  (.5075)   --
 Excess of book-basis net realized
  gain on securities
  (see Note 1F).....................   --     (.2195)    --      --       --
                                     ------  -------   ------  -------  ------
Total distributions.................  (1.12)  (.9475)  (1.885) (1.3475)   (.92)
                                     ------  -------   ------  -------  ------
Net asset value, end of period...... $15.05   $13.24   $15.12   $14.95  $14.92
                                     ------  -------   ------  -------  ------
TOTAL RETURN (/1/)..................  22.46%   (6.43%)  13.56%    9.63%  23.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (mil-
 lions)............................. $394.5   $369.7   $432.3   $394.1  $385.5
Average net assets (millions)....... $384.9   $402.1   $419.1   $381.6  $356.4
Ratios to average net assets
 Expenses...........................   1.00%    1.04%    1.02%     .99%    .91%
 Net investment income..............   4.62%    4.39%    4.37%    5.00%   5.86%
Portfolio turnover rate.............    130%     105%     134%      85%     91%

(1) Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                    Class B(/1/)
                                         --------------------------------------
                                               Year Ended December 31
                                         --------------------------------------
                                           1995     1994   1993(/2/)  1992(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...  $13.20   $15.07      $14.90     $14.91
                                         ------  -------      ------     ------
INCOME FROM OPERATIONS
 Investment income.....................     .83      .77         .83        .87
 Expenses..............................    (.27)    (.26)       (.27)     (.275)
                                         ------  -------      ------     ------
Net investment income..................     .56      .51         .56       .595
Net realized and unrealized gain (loss)
 on securities.........................    2.23  (1.5505)      1.375        .63
                                         ------  -------      ------     ------
Total from investment operations.......    2.79  (1.0405)      1.935      1.225
                                         ------  -------      ------     ------
LESS DISTRIBUTIONS FROM
 Net investment income.................  (.5825)   (.502)     (.54)    (.7275)
 Net realized gain on securities.......  (.4175)   (.108)     (1.225)    (.5075)
 Excess of book-basis net realized gain
  on securities (see Note 1F)..........      --   (.2195)       --         --
                                         ------  -------      ------     ------
Total distributions....................   (1.00)  (.8295)     (1.765)    (1.235)
                                         ------  -------      ------     ------
Net asset value, end of period.........  $14.99   $13.20      $15.07     $14.90
                                         ------  -------    ------     ------
TOTAL RETURN (/3/).....................   21.46%   (7.11%)     12.68%      8.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...   $78.1    $71.1       $60.1      $20.0
Average net assets (millions)..........   $75.5    $69.7       $40.1       $7.9
Ratios to average net assets
 Expenses..............................    1.81%    1.84%       1.73%      1.88%
 Net investment income.................    3.81%    3.63%       3.62%      4.08%
Portfolio turnover rate................     130%     105%        134%        85%

(1) Sales of Class B shares commenced on December 20, 1991 at a net asset value of $14.32 per share. At December 31, 1991, there were 15,738 Class B shares outstanding with a per share net asset value of $14.91. The increase in net asset value was due principally to unrealized appreciation; there were no dividends or distributions paid during the period. Other financial highlights for the Class B shares for this short period are not presented as they are not meaningful.
(2) Based on average month-end shares outstanding.
(3) Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                          Class C
                                                ------------------------------
                                                                  October 26,
                                                  Year Ended       1993(/1/)
                                                 December 31        through
                                                ---------------   December 31,
                                                 1995    1994      1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........... $13.25   $15.13         $16.14
                                                ------  -------        -------
INCOME FROM OPERATIONS
 Investment income.............................    .83      .78            .22
 Expenses......................................   (.27)    (.26)          (.07)
                                                ------  -------        -------
Net investment income..........................    .56      .52            .15
Net realized and unrealized gain (loss) on
 securities....................................   2.26  (1.5705)        (.0325)
                                                ------  -------        -------
Total from investment operations...............   2.82  (1.0505)         .1175
                                                ------  -------        -------
LESS DISTRIBUTIONS FROM
 Net investment income......................... (.5825)   (.502)         (.125)
 Net realized gain on securities............... (.4175)   (.108)       (1.0025)
 Excess of book-basis net realized gain on se-
  curities (see Note 1F).......................     --   (.2195)            --
                                                ------  -------        -------
Total distributions............................  (1.00)  (.8295)       (1.1275)
                                                ------  -------        -------
Net asset value, end of period................. $15.07   $13.25         $15.13
                                                ------  -------        -------
TOTAL RETURN (/3/).............................  21.52%   (7.14%)          .93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)...........   $3.6     $3.3           $1.1
Average net assets (millions)..................   $3.5     $2.8           $0.7
Ratios to average net assets (annualized)
 Expenses......................................   1.80%    1.84%          1.90%
 Net investment income.........................   3.80%    3.72%          3.88%
Portfolio turnover rate........................    130%     105%           134%

(1) Commencement of offering of sales
(2) Based on average month-end shares outstanding.
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
The Van Kampen American Capital Harbor Fund (the "Fund", formerly American Capital Harbor Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund seeks to provide income, capital appreciation, and conservation of capi-tal by investing primarily in convertible bonds and preferred stocks.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the most recent bid price, except unlisted convertible securities, which are valued at the higher of their bid price or the value of the securities issuable on con-version.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.
  Fund investments include lower rated debt securities which may be more sus-ceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and compa-rable unrated securities represented approximately 28% of the investment port-folio at the end of the period.

B. FUTURES CONTRACTS-Transactions in futures contracts are utilized in strate-gies to manage the market risk of the Fund's investments. The purchase of a futures contract increases the impact on net asset value of changes in the market price of investments. There is also a risk that the market movement of such instruments may not be in the direction forecasted.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds are held as collateral in an account in the name of the broker, the Fund's agent in acquiring the futures position. During the period the futures contract is open, changes in the

-------------------------------------------------------------------------------
value of the contract ("variation margin") are recognized by marking the con-tract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains to its shareholders.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

-------------------------------------------------------------------------------

G. DEBT DISCOUNT OR PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue debt discounts are amortized over the life of the security. Premi-ums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .55% of the first $350 million, .50% of the next $350 million, .45% of the next $350 million, and .40% of the amount in excess of $1.05 billion.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $12,883 as the Fund's share of the employee costs attribut-able to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities, and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for these services aggregated $776,543.
  The Fund has been advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corporation (the "Retail Deal-er"), both affiliates of the Adviser, received $35,406 and $55,143, respec-tively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of their average net assets to reimburse the Distributor for expenses and service fees incurred. The Class B and C shares pay an additional fee of up to
 .75% per annum of their average daily net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and C plans aggregated approxi-mately $2.9 million and $43,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees during the period were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm.

-------------------------------------------------------------------------------
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $548,689,375 and $548,591,450, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $444,415,618. Net unrealized appreciation of invest-ments aggregated $40,281,039, gross unrealized appreciation of investments ag-gregated $50,387,541 and gross unrealized depreciation of investments aggregated $10,106,502.

NOTE 4--TRUSTEE COMPENSATION
Fund Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,212 plus a fee of $35 per day for Board and Com-mittee meetings attended. During the period, such fees aggregated $21,349.
  The Trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and C shares). All classes of shares have the same rights, except that Class B and C shares bear the cost of distribution fees and cer-tain other class specific expenses. Class B and C shares automatically convert to Class A shares six years and ten years after purchase, respectively, sub-ject to certain conditions. Realized and unrealized gains or losses, invest-ment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

-------------------------------------------------------------------------------
  The Fund has an unlimited number of shares of $.01 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                        Year Ended December 31
                                                       ------------------------
                                                              1995         1994
--------------------------------------------------------------------------------
Shares sold
 Class A..............................................   2,212,572    5,205,597
 Class B..............................................     623,004    2,088,330
 Class C..............................................      60,362      256,253
                                                       -----------  -----------
                                                         2,895,938    7,550,180
                                                       -----------  -----------
Shares issued for distributions reinvested
 Class A..............................................   1,573,866    1,510,729
 Class B..............................................     288,403      248,107
 Class C..............................................      11,512        8,217
                                                       -----------  -----------
                                                         1,873,781    1,767,053
                                                       -----------  -----------
Shares redeemed
 Class A..............................................  (5,489,901)  (7,381,835)
 Class B..............................................  (1,095,295)    (919,838)
 Class C..............................................     (74,811)     (89,612)
                                                       -----------  -----------
                                                        (6,660,007)  (8,391,285)
                                                       -----------  -----------
Increase (decrease) in shares outstanding.............  (1,890,288)     925,948
                                                       -----------  -----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of additional trustees. On August 19, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Har-bor Fund (the "Fund") at December 31, 1995 and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
February 9, 1996

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                    VAN KAMPEN AMERICAN CAPITAL HARBOR FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DENNIS J. MCDONNELL
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
JEROME L. ROBINSON
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE

*Chairman of the Board

OFFICERS

DON G. POWELL
President and Chief Executive Officer

DENNIS J. MCDONNELL
Executive Vice President

RONALD A. NYBERG
Vice President and Secretary

EDWARD C. WOOD, III
Vice President and Chief Financial Officer

CURTIS W. MORELL
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN
Treasurer

TANYA M. LODEN
Controller

WILLIAM N. BROWN
PETER W. HEGEL
ROBERT C. PECK, JR.
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET
MANAGEMENT, INC.
2800 Post Oak Blvd. Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60806

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana Houston, Texas 77002
(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distribution to prospec-tive investors after 03/31/96, this annual report must be accompanied by a Van Kampen American Capital Harbor Fund performance data update for the most re-cent quarter.